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SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 3rd day of November, 2014

AMONG:

ORGENESIS INC. a Nevada corporation with an office at 21 Sparrow Circle, White Plains NY 10605

(“Pubco”)

AND:

MASTHERCELL SA, a company incorporated and existing under the laws of Belgium, having its registered office at 6041 Gosselies, rue Auguste Piccard 48, Belgium, registered with the Belgian RPM under number 0840.843.708 (“MasTHerCell”); and

CELL THERAPY HOLDING SA, a company incorporated and existing under the laws of Belgium, having its registered office at 6041 Gosselies, rue Auguste Piccard 48, Belgium, registered with the Belgian RPM under number 0840.625.061 (“CTH”)

(together called “Priveco”)

AND:

THE UNDERSIGNED SHAREHOLDERS OF PRIVECO AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(together with the Bondholders in case of conversion, the “Selling Shareholders”)

WHEREAS:

A.	The Selling Shareholders are the owners or holders of rights to the common shares in the capital of Priveco as listed in Schedule 1;

B.

Pubco has agreed to issue $24,593,000 (the “Consideration”) in value of common shares in the capital of Pubco (the “Consideration Shares”) as of the Closing Date (as defined herein) to the Selling Shareholders as consideration for the purchase by Pubco of all of the issued and outstanding common shares of Priveco held by the Selling Shareholders (including those shares that could result from the conversion of the Convertible Bonds (the "Conversion Shares") );

C.

Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Priveco held by the Selling Shareholders including the Conversion Shares to Pubco in exchange for the Consideration Shares.

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THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.	DEFINITIONS

1.1	Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)	“Average Closing Price” means the average of all closing trading prices for Pubco’s common shares as traded on the OTC stock market for the 30 trading days immediately preceding the Closing Date;

(c)	"Bondholders" means the holders of Convertible Bonds;

(d)

“Closing” shall mean the completion of the Transaction, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(e)

“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

(f)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(g)	“Consideration” means $24,593,000;

(h)	“Consideration Shares” means the fully paid and non-assessable common shares issued on the Closing Date to the Selling Shareholders in payment of the Consideration;

(i)	“Consideration Share Price” has the meaning ascribed in section 2.2;

(j)

"Convertible Bonds" shall mean the bonds convertible in MasTHerCell Common Stock issued by MasTHerCell pursuant to and subject to the conditions set forth in a notarized decision of the general meeting of shareholders of MasTHerCell dated on 18 September 2014, as listed in Schedule 1;

(k)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(l)	“GAAP” shall mean United States generally accepted accounting principles for public company accounting applied in a manner consistent with prior periods;

(m)	“Intellectual Property Assets” has the meaning ascribed in section 3.20.

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(n)

“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(o)	“Priveco” means where the context permits, MasTHerCell and CTH;

(p)

“Priveco Shares” shall mean the common shares of Priveco held by the Selling Shareholders as listed in Schedule 1, being all of the issued and outstanding common shares of both MasTHerCell and CTH, the profit shares issued by CTH and the Conversion Shares beneficially held, either directly or indirectly, by the Selling Shareholders;

(q)	“publicly disclosed” means as disclosed in a newswire disseminated news release or on EDGAR;

(r)	“SEC” shall mean the United States Securities and Exchange Commission;

(s)

“SEC Reports” means the forms, reports (including reports on Forms 8-K, 10-Q and 10- K), statements (including proxy statements), schedules and registration statements of the Pubco, filed or furnished by Pubco with the SEC since December 31, 2011 and available on the SEC’s EDGAR database.

(t)	“Securities Act” shall mean the United States Securities Act of 1933, as amended;

(u)

“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(v)	“Transaction” shall mean the purchase of the Priveco Shares by Pubco from the Selling Shareholders in consideration for the issuance of the Consideration Shares.

1.2	Schedules. The following schedules are attached to and form part of this Agreement:

1	–	List of Selling Shareholders

2A	–	Certificate of Non-U.S. Shareholder

2B	–	Certificate of U.S. Shareholder

3	–	Directors of Priveco

4	–	Directors and Officers of Pubco

5	–	Priveco Intellectual Property

6	–	Priveco Material Contracts

7	–	Blank

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8	–	Blank
9	–	Escrow Agreement

1.3	Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND SALE OF SHARES

2.1

Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to purchase from the Selling Shareholders all of the Priveco Shares held by the Selling Shareholders. For the avoidance of doubt, if the Selling Shareholders obtain additional Priveco Shares as a result of the conversion of the Convertible Bonds (notably, the Conversion Shares by application of section 11 below), such additional Priveco Shares shall also be transferred to Pubco for no additional consideration.

2.2

Consideration Share Pricing. The Consideration Shares will be issued at a deemed price (the “Consideration Share Price”) equalling the Average Closing Price, provided that if the Average Closing Price is in excess of $0.80, the Consideration Shares will be issued at a price of $0.80 per Consideration Share, and if the Average Closing Price is below $0.50, the Consideration Shares will be issued at a price of $0.50 per Consideration Share.

2.3

Consideration. As consideration for the sale of the Priveco Shares by the Selling Shareholders to Pubco (including the Conversion Shares), Pubco shall allot and issue the Consideration Shares to the Selling Shareholders or their nominees in the amount set out opposite each Selling Shareholder’s name in Schedule 1. The Selling Shareholders acknowledge and agree that the Consideration Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Consideration Shares issued on Closing will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Consideration Shares will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

(a)	For Selling Shareholders not resident in the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

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NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(b)	For Selling Shareholders resident in the United States:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.4

Share Exchange Procedure. Each Selling Shareholder will exchange his, her or its Priveco Shares by entering such transfer to Pubco in the respective share registers of Priveco, duly executed for the benefit of Pubco, in proper form for transfer and with appropriate instructions to allow the transfer agent to issue certificates for the Consideration Shares to the holder thereof, together with:

(a)	if the Selling Shareholder is not resident in the United States, a Certificate of Non-U.S. Shareholder (the “Certificate of Non-U.S. Shareholder”), a copy of which is set out in Schedule 2A; and

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(b)	if the Selling Shareholder is resident in the United States, a Certificate of U.S. Shareholder (the “Certificate of U.S. Shareholder”), a copy of which is set out in Schedule 2B.

2.5

Fractional Shares/Warrants. Notwithstanding any other provision of this Agreement, no certificate for fractional shares or warrants of the Consideration Shares will be issued in the Transaction. In lieu of any such fractional shares or warrants the Selling Shareholders would otherwise be entitled to receive upon exchange of the Priveco Shares pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Consideration Shares and will receive from Pubco a stock certificate and warrant certificate representing same.

2.6	Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.7

Restricted Securities. The Selling Shareholders acknowledge that the Consideration Shares issued pursuant to the terms and conditions set forth in this Agreement will be “restricted securities” under the Securities Act and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.8

Additional Restrictions. Escrow. In addition to any resale restrictions imposed by law, the Selling Shareholders agree not to sell any of their Consideration Shares for a period of one (1) year after the Closing, except where such sale takes place between Selling Shareholders, and thereafter one twelfth (1/12th) of each Selling Shareholders' Consideration Shares shall be released and eligible for sale during each subsequent calendar month (the "Lock-Up"), giving priority if agreed among Selling Shareholders to the release of the Consideration Shares of certain Selling Shareholders as directed by the Selling Shareholders in writing. The Consideration Shares will be held in escrow by Pubco’s transfer agent (the "Escrow Agent") who are irrevocably instructed not to release Consideration Shares to the Selling Shareholders (including the Bondholders) and/or, as the case may be, Pubco unless in accordance with the Escrow Agreement attached hereto as Schedule 9. For the avoidance of doubt, these additional restrictions shall not apply to the exchange between the Bondholders and the Selling Shareholders of MasTHerCell Common Stock for Consideration Shares as set forth in section 11 below, but will apply to any Consideration Shares transferred to a former Bondholder. If any shareholder of Pubco benefits from shorter or more favourable resale restrictions in case of listing of Pubco's shares on NASDAQ or any other regulated market, then those shorter or more favourable resale restrictions will apply automatically to the Selling Shareholders (including, as the case may be, the Bondholders).

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3.	REPRESENTATIONS AND WARRANTIES OF PRIVECO AND THE SELLING SHAREHOLDERS

Priveco and the Selling Shareholders, severally and not jointly and in proportion to the number of Consideration Shares received by each of them at any time, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco but subject to any specific disclosure made in writing, and whereby unless stated otherwise such representations and warranties shall be deemed given at the date hereof and repeated at Closing as follows:

3.1

Organization and Good Standing. Priveco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.

3.2

Authority. Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Priveco Documents”) to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby have been duly authorized by Priveco’ s boards of directors. No other corporate or shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

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3.3

Capitalization of MasTHerCell. The entire authorized capital stock and other equity securities of MasTHerCell consists of 2,400 common shares (the “MasTHerCell Common Stock”). As of the date of this Agreement, there are 2,400 shares of MasTHerCell Common Stock issued and outstanding and or 1,600 Convertible Bonds outstanding. All of the issued and outstanding shares of MasTHerCell Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non- assessable, were issued in full compliance with the laws of Belgium. Other than as stated in this Agreement, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional common shares of MasTHerCell Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any common shares of MasTHerCell Common Stock. Other than as stated in this Agreement, there are no agreements purporting to restrict the transfer of the MasTHerCell Common Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the MasTHerCell Common Stock. To the fullest extent necessary, the Selling Shareholders holding MasTHerCell Common Stock irrevocably waive the pre-emptive right applicable pursuant to article 10 of MasTHerCell's articles of association and waive any notification obligation applying under any shareholder agreement between them in the context of the transactions contemplated in this Agreement.

3.4

Capitalization of CTH. The entire authorized capital stock and other equity securities of CTH consists of 1,224 common shares (the “CTH Common Stock”). As of the date of this Agreement, there are 1,224 shares of CTH Common Stock issued and outstanding and 600 profit shares outstanding. All of the issued and outstanding shares of CTH Common Stock and the profit shares have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable and were issued in full compliance with the laws of Belgium. Other than as stated in this Agreement, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating CTH to issue any additional common shares of CTH Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from CTH any common shares of CTH Common Stock. Other than as stated in this Agreement, there are no agreements purporting to restrict the transfer of the CTH Common Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the CTH Common Stock. To the fullest extent necessary, the Selling Shareholders holding CTH common stock irrevocably waive the pre-emptive right applicable pursuant to article 10 of CTH's articles of association and waive any notification obligation applying under any shareholder agreement between them in the context of the transactions contemplated in this Agreement.

3.5

Title and Authority of Selling Shareholders. Each of the Selling Shareholders is and will be as of the Closing, the beneficial owner of and will have good and marketable title to all of the Priveco Shares held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Priveco Shares held by such Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non-assessable common shares in the capital of Priveco. Each of the Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Priveco Shares held by it.

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3.6

Shareholders of Priveco Shares. Schedule 1 contains a true and complete list of the holders of all rights to acquire shares of the Priveco Shares including each holder’s name, address and number of rights to Priveco Shares held.

3.7	Directors and Officers of Priveco. The duly elected or appointed directors and the duly appointed officers of Priveco are as set out in Schedule 3.

3.8

Corporate Records of Priveco. The corporate records of Priveco, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Priveco is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Priveco.

3.9	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Priveco or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Priveco or any of its subsidiaries, or any of their respective material property or assets;

(b)	violate any provision of the constituting documents of Priveco, any of its subsidiaries or any applicable laws; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Priveco, any of its subsidiaries or any of their respective material property or assets.

3.10

Actions and Proceedings. To the best knowledge of Priveco, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Priveco, any of its subsidiaries or which involves any of the business, or the properties or assets of Priveco or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Priveco and its subsidiaries taken as a whole (a “Priveco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Priveco Material Adverse Effect.

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3.11	Compliance.

(a)

To the best knowledge of Priveco, Priveco and each of its subsidiaries is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Priveco and its subsidiaries that could reasonably be expected to result in a Priveco Material Adverse Effect;

(b)

To the best knowledge of Priveco, neither Priveco nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Priveco Material Adverse Effect;

(c)

Each of Priveco and its subsidiaries has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Priveco, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)

Each of Priveco and its subsidiaries has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Priveco nor any of its subsidiaries has received any notice of any violation thereof, nor is Priveco aware of any valid basis therefore.

3.12

Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Priveco or any of its subsidiaries of the Transaction contemplated by this Agreement or to enable Pubco to continue to conduct Priveco’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.13

Financial Representations. At the latest at Closing each of MasTHerCell and CTH shall deliver true, correct, and complete copies of the consolidated audited financial statements for such company dated as of their most recently completed fiscal year ends (which MasTHerCell and CTH warrant will be dated December 31, 2013) and a consolidated auditor reviewed financial statement with respect to the current fiscal year to 31 August 2014 (the “Priveco Accounting Date”), together with related balance sheets, statements of income, cash flows, and changes in shareholder’s equity for such fiscal years and interim period then ended (collectively, the “Priveco Financial Statements”). The Priveco Financial Statements will be:

(a)	in accordance with the books and records of Priveco;

(b)	present fairly the financial condition of Priveco as of the respective dates indicated and the results of operations for such periods;

(c)	have been prepared in accordance with GAAP; and

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(d)

the audit and the review will be prepared by independent certified public accountants who are one of KPMG, Deloittes, PWC or E &Y and which is registered with the United States Public Company Accounting Oversight Board.

Priveco has not received any advice or notification from its independent certified public accountants that Priveco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Priveco Financial Statements or the books and records of Priveco, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Priveco accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Priveco. Priveco has not engaged in any transaction, maintained any bank account, or used any funds of Priveco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Priveco.

3.14

Absence of Undisclosed Liabilities. Neither Priveco nor any of its subsidiaries has any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $50,000, which:

(a)	will not be set forth in the Priveco Financial Statements or have not heretofore been paid or discharged;

(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or

(c)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since Priveco Accounting Date.

3.15	Tax Matters.

As of the date hereof:

(a)

each of Priveco and its subsidiaries has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Priveco or its subsidiaries, and all such returns are true and correct in all material respects;

(b)

each of Priveco and its subsidiaries has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Priveco Material Adverse Effect;

(c)

neither Priveco nor any of its subsidiaries is presently under or has received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

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(d)

all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e)

to the best knowledge of Priveco, the Priveco Financial Statements will contain full provision for all Taxes including any deferred Taxes that may be assessed to Priveco or its subsidiaries for the accounting period ended on the Priveco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Priveco Accounting Date or for any profit earned by Priveco on or prior to the Priveco Accounting Date or for which Priveco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Priveco Financial Statements.

3.16	Absence of Changes. From the date of execution of this Agreement to the Closing Date, neither Priveco or any of its subsidiaries will have:

(a)

incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Priveco or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

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(h)

received notice or had knowledge of any actual or threatened labour trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or would reasonably be expected to result in a Priveco Material Adverse Effect ;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $50,000;

(j)

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)	agreed, whether in writing or orally, to do any of the foregoing.

3.17	Absence of Certain Changes or Events. From the date of execution of this Agreement to the Closing Date, there will have not been:

(a)	a Priveco Material Adverse Effect; or

(b)	any material change by Priveco in its accounting methods, principles or practices.

3.18

Subsidiaries. Except as set forth in writing, Priveco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations. Each subsidiary of Priveco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Each subsidiary of Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a Priveco Material Adverse Effect. Priveco owns all of the shares of each subsidiary of Priveco and there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating any subsidiary of Priveco to issue any additional common shares of such subsidiary, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from any subsidiary of Priveco any shares of such subsidiary.

3.19

Personal Property. Each of Priveco and its subsidiaries possesses, and has good and marketable title of all property necessary for the continued operation of the business of Priveco and its subsidiaries as presently conducted and as represented to Pubco. All such property is used in the business of Priveco and its subsidiaries. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Priveco and its subsidiaries is owned by Priveco or its subsidiaries free and clear of all liens, security interests, charges, encumbrances, and other adverse claims.

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3.20

Intellectual Property Assets. Priveco and its subsidiaries own or hold an interest (including by way of a licence) in all intellectual property assets necessary for the operation of the business of Priveco and its subsidiaries as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(a)	all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(b)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(c)	all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

(d)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Priveco and its subsidiaries as licensee or licensor (collectively, the “Trade Secrets”).

3.21	Priveco Intellectual Property. A full list of all registered Priveco Intellectual Property Assets is included on Schedule 5 of this Agreement.

3.22

Employees and Consultants. All employees and consultants of Priveco and its subsidiaries have been paid all salaries, wages, income and any other sum due and owing to them by Priveco or its subsidiaries, as at the end of the most recent completed pay period. Neither Priveco nor any of its subsidiaries is aware of any labor conflict with any employees that might reasonably be expected to have a Priveco Material Adverse Effect. To the best knowledge of Priveco, no employee of Priveco or any of its subsidiaries is in violation of any term of any employment contract, nondisclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Priveco or its subsidiaries or any other nature of the business conducted or to be conducted by Priveco its subsidiaries.

3.23

Real Property. Neither Priveco nor any of its subsidiaries owns any real property. Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Priveco or any of its subsidiaries is a party or is bound is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Priveco and its subsidiaries pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Neither Priveco nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.24	Certain Transactions. Neither Priveco nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

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3.25

No Brokers. Neither Priveco nor any of its subsidiaries has incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.26

Completeness of Disclosure. No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any intentionally untrue statement of a material fact or omits or will omit intentionally to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

3.27

Material Contracts and Transactions. Other than the Priveco Material Contracts identified on Schedule 6, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Priveco is a party except as disclosed in writing to Pubco. The Priveco Material Contracts are valid, in full force and effect, and there has been no material breach by Priveco and, to the best knowledge of Priveco by any other party to the Priveco Material Contracts except as disclosed in writing to Pubco.

4.	REPRESENTATIONS AND WARRANTIES OF PUBCO

Pubco represents and warrants to Priveco and the Selling Shareholders and acknowledges that Priveco and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or the Selling Shareholders, whereby unless stated otherwise such representations and warranties shall be deemed given at the date hereof and repeated at Closing, as follows:

4.1

Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

4.2

Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

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(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

4.3

Capitalization of Pubco. The entire authorized capital stock and other equity securities of Pubco consists of 1,750,000,000 shares of common stock with a par value of $0.0001 (the “Pubco Common Stock”). There are 54,744,914 shares of Pubco Common Stock issued and outstanding. All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as publicly disclosed, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock.

4.4	Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on Schedule 4.

4.5

Corporate Records of Pubco. The corporate records of Pubco, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Pubco; or

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(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7

Validity of Pubco Common Stock Issuable upon the Transaction. The Consideration Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Consideration Shares will entitle their holders to the same rights and obligations as all other shares of Pubco Common Stock.

4.8

Actions and Proceedings. Except as publicly disclosed, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco or any of its subsidiaries which involves any of the business, or the properties or assets of Pubco or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a “Pubco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pubco Material Adverse Effect.

4.9	Compliance.

(a)

To the best knowledge of Pubco, Pubco and each of its subsidiaries are is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pubco and its subsidiaries;

(b)

To the best knowledge of Pubco, neither Pubco nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

(c)

Each of Pubco and its subsidiaries has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)

Each of Pubco and its subsidiaries has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Pubco nor any of its subsidiaries has received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

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4.10

Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11

SEC Filings. Pubco has timely filed with or furnished to, as applicable, all SEC Reports and other documents required to be filed or furnished by the Company with the SEC since December 31, 2011 together with all exhibits and schedules to the foregoing materials. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date of this Agreement), each SEC Report complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended ("Sarbanes- Oxley Act") and the rules and regulations of the SEC thereunder applicable to such SEC Report. None of the Company SEC Reports, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date of this Agreement), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Reports. To Pubco’s best knowledge, none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC investigation.

4.12

Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in or incorporated by reference into the SEC Reports: (i) have been prepared in a manner consistent with the books and records of Pubco; (ii) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates; (iii) was prepared in accordance with GAAP (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q) applied on a consistent basis during the period involved; and (iv) fairly presented in all material respects the consolidated financial position of Pubco and its consolidated subsidiaries at the respective dates thereof and the consolidated results of the Company's and its consolidated subsidiaries' operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount, all in accordance with GAAP and the applicable rules and regulations of the SEC.

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4.13

Internal Controls over Financial Reporting. There are no, and no disclosure has been made prior to the date of this Agreement to the Independent Accounting Firm or Audit Committee of the Company Board of any, (i) significant deficiencies or material weaknesses in the design or operation of the Company's internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect the Pubco’s ability to record, process, summarize and report financial data or (ii) instances of fraud, whether or not material, that involves management or other employees who have a role in the Pubco’s internal control over financial reporting. Since December 31, 2011, (i) neither Pubco nor, Pubco’s best knowledge, any director, officer, employee, auditor, accountant or representative of Pubco or any consolidated subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Pubco or any of its subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Pubco or any of its subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing Pubco or any of its subsidiaries, whether or not employed by Pubco or any of its subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Pubco or any of its subsidiaries or any of their respective officers, directors, employees or agents to the Pubco Board of Directors or any committee thereof or to any director or officer of Pubco or any of its subsidiaries.

4.14

Absence of Undisclosed Liabilities. Except as publicly disclosed, neither Pubco nor any of its subsidiaries has material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or

(b)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

4.15	Tax Matters.

As of the date hereof and at Closing:

(a)

Each of Pubco and its subsidiaries has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and all such returns are true and correct in all material respects;

(b)	Each of Pubco and its subsidiaries has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

(c)

Neither Pubco nor any of its subsidiaries is presently under or has received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof; and

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(d)

All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency

4.16	No liabilities. Except as publicly disclosed, Pubco has no liabilities or obligations except those incurred in the ordinary course of business.

4.17	Absence of Changes. Except as contemplated in this Agreement or as publicly disclosed, Pubco has not:

(a)

incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $50,000;

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(j)

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)	agreed, whether in writing or orally, to do any of the foregoing.

4.18	Absence of Certain Changes or Events. Except as publicly disclosed, there has not been:

(a)	a Pubco Material Adverse Effect; or

(b)	any material change by Pubco in its accounting methods, principles or practices.

4.19	Subsidiaries. Except as publicly disclosed, Pubco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

4.20	Personal Property. Except as publicly disclosed, there are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco.

4.21

Intellectual Property Assets. Pubco owns or holds an interest (including by way of a licence) in all intellectual property assets necessary for the operation of the business of Pubco and its subsidiaries as it is currently conducted (collectively, the “Pubco Intellectual Property Assets”), including:

(a)	all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Pubco Marks”);

(b)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Pubco Patents”);

(c)	all copyrights in both published works and unpublished works (collectively, the “Pubco Copyrights”); and

(d)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Pubco and its subsidiaries as licensee or licensor (collectively, the “Pubco Trade Secrets”).

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4.22

Employees and Consultants. Pubco has 7 employees and 3 consultants as at June 30, 2014. Except as disclosed by Pubco in writing, all employees and consultants of Pubco and its subsidiaries have been paid all salaries, wages, income and any other sum due and owing to them by Pubco or its subsidiaries, as at the end of the most recent completed pay period. Neither Pubco nor any of its subsidiaries is aware of any labor conflict with any employees that might reasonably be expected to have a Pubco Material Adverse Effect. To the best knowledge of Pubco, no employee of Pubco or any of its subsidiaries is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Pubco or its subsidiaries or any other nature of the business conducted or to be conducted by Pubco its subsidiaries.

4.23

Material Contracts and Transactions. Other than as publicly disclosed, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except as disclosed in writing to Priveco.

4.24

No Brokers. Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.25

Completeness of Disclosure. No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Priveco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading. All information relating to Pubco or its assets or affairs which would be material to a buyer of Pubco Shares was disclosed to the Selling Shareholders. All information supplied by the Pubco or its agents, representatives and advisers to the Selling Shareholders or its agents, representatives and advisers is accurate, complete and not misleading.

5.	CLOSING CONDITIONS

5.1

Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by 31 December 2014. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

(a)

Representations and Warranties. The representations and warranties of Priveco and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco will have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct, subject only to possible additional disclosures made in writing, which Pubco will have found acceptable in its reasonable discretion.

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(b)

Performance. All of the covenants and obligations that Priveco and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents. This Agreement, the Priveco Documents, and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco.

(d)	Certificate – Priveco. Pubco will have received a certificate from Priveco attaching:

	(i)	a copy of Priveco’s Certificate of Incorporation, Articles of Incorporation and all other incorporation documents, as amended through the Closing Date; and

	(ii)	copies of resolutions duly adopted by the board of directors of Priveco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(e)

Legal Opinion – Priveco. Pubco will have received an opinion, dated as of the Closing Date, from counsel for Priveco, and such other local or special counsel as is appropriate, as to the existence, capacity and authority of Priveco, all of which opinion will be in the form and substance reasonably satisfactory to Pubco and its counsel.

(f)	No Material Adverse Change. No Priveco Material Adverse Effect will have occurred since the date of this Agreement.

(g)	No Action. No suit, action, or proceeding will be pending or threatened which would:

	(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

	(ii)	cause the Transaction to be rescinded following consummation.

(h)	Outstanding Shares. Priveco will have issued and outstanding no more than the number of shares of Priveco Shares issued and outstanding on the Closing Date as is set out on Schedule 1.

(i)

Due Diligence Generally. Pubco and its solicitors will be reasonably satisfied with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

	(i)	materials, documents and information in the possession and control of Priveco and the Selling Shareholders which are reasonably germane to the Transaction;

	(ii)	the audited financial statements for Priveco for the fiscal year ended December 31, 2013 and auditor reviewed financial statements for the period ended on 31 August 2014, as described in section 7.4;

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(iii)	a physical inspection of the assets of Priveco by Pubco or its representatives; and title to the material assets of Priveco.

(j)

Compliance with Securities Laws. Pubco will have received evidence satisfactory to Pubco that the Consideration Shares issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and/or Regulation D.

In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of Consideration Shares to each Selling Shareholder or their nominees, Priveco will deliver to Pubco on Closing, the applicable Certificate duly executed by each Selling Shareholder.

5.2

Conditions Precedent to Closing by Priveco. The obligation of Priveco and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by 31 December 2014, except for condition (j) below which must be satisfied by 15 November 2014. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and the Selling Shareholders and may be waived by Priveco and the Selling Shareholders in their discretion.

(a)

Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that Pubco is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)

Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.

(d)	Secretary’s Certificate - Pubco. Priveco will have received a certificate from the Secretary of Pubco attaching:

	(i)	a copy of Pubco’s Articles of Incorporation and Bylaws, as amended through the Closing Date; and

	(ii)	copies of resolutions duly adopted by the board of directors of Pubco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

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(e)

Legal Opinion – Pubco. Priveco will have received a legal opinion, dated as of the Closing Date, from counsel for Pubco, and such other local or special legal counsel as is appropriate, all of which opinion shall be in the form and substance reasonably satisfactory to Priveco and its counsel.

(f)

Third Party Consents. Priveco will have received from Pubco duly executed copies of all third-party consents, permits, authorisations and approvals of any public, regulatory or governmental body or authority or person or entity contemplated by this Agreement, in the form and substance reasonably satisfactory to Priveco.

(g)	No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.

(h)

No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

	(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

	(ii)	cause the Transaction to be rescinded following consummation.

(i)

Director Appointment. Pubco will have delivered at the Closing an appointment of representatives of the Selling Shareholders to fill in two positions on the board of Pubco and two positions on the board of Priveco (the "Priveco Directors") effective immediately after the Closing. Each such proposed representative shall be reasonably acceptable to Pubco.

(j)	Improcells subsidy. Pubco shall have obtained the signed confirmation from DGO6 of the Walloon Public Service that the subsidy related to the Improcells project is granted to Orgenesis SPRL.

6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1

Access and Investigation. Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will, and will cause each of their respective representatives to:

(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b)

furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

Execution version

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

6.2

Confidentiality. All information regarding the business of Priveco including, without limitation, financial information that Priveco provides to Pubco during Pubco’s due diligence investigation of Priveco will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco’s professional accounting and legal advisors) without the prior written consent of Priveco. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Priveco, Pubco will immediately return to Priveco (or as directed by Priveco) any information received regarding Priveco’s business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to Priveco during its due diligence investigation of Pubco will be kept in strict confidence by Priveco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Priveco or disclosed to any third party (other than Priveco’s professional accounting and legal advisors) without Pubco’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, Priveco will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco’ s business.

6.3

Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.4

Conduct of Priveco and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

Execution version

6.5

Certain Acts Prohibited – Priveco. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Priveco will not, without the prior written consent of Pubco:

(a)	amend its Articles of Association;

(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business;

(c)	dispose of or contract to dispose of any Priveco property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Priveco Shares, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)	declare, set aside or pay any dividends on, or make any other distributions in respect of the Priveco Shares,

(f)	split, combine or reclassify any Priveco Shares or issue or authorize the issuance of any other securities in respect of, in lieu of, in addition to or in substitution for Priveco Shares; or

(g)

materially increase benefits or compensation expenses of Priveco, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.6

Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:

(a)	amend its Certificate of Incorporation, Articles of Incorporation or other incorporation documents;

(b)	incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Pubco except in the ordinary course of business consistent with past practice;

(c)	dispose of or contract to dispose of any Pubco property or assets, including the Pubco Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)	declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock; or

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(e)

increase benefits or compensation expenses of Pubco, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person, except in the ordinary course of business.

6.7

Public Announcements. Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.8

Employment Agreements. Between the date of this Agreement and the Closing Date, Priveco will have made necessary arrangements to employ such of the hourly and salaried employees of Priveco as are reasonably necessary to operate such business substantially as presently operated. Upon Pubco's request, Priveco agrees to provide copies of all such agreements and arrangements that evidence such employment at or prior to Closing.

7.	CLOSING

7.1

Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Pubco or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party’s respective legal counsel.

7.2

Closing Deliveries of Priveco and the Selling Shareholders. At Closing, Priveco and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Priveco evidencing approval of this Agreement and the Transaction;

(b)

if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c)	excerpts of Priveco's share registers, filled in as required by this Agreement;

and

(d)	the Priveco Documents and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction.

7.3	Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;

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(b)

all certificates and other documents required by this Agreement; a certificate of an officer of Pubco, dated as of Closing, certifying that: each covenant and obligation of Pubco has been complied with; and

(c)	each representation, warranty and covenant of Pubco is true and correct at the Closing as if made on and as of the Closing; and

(d)	the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction.

7.4

Delivery of Financial Statements. Prior to the Closing Date, Priveco will have delivered to Pubco the Priveco Financial Statements, which financial statements will include audited financial statements for the most recently completed fiscal year end, prepared in accordance with GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States, and auditor reviewed financial statements to 31 August 2014. The parties acknowledge that within 75 days of Closing, Pubco is required to file with the SEC the Priveco Financial Statements, together with a pro forma of Pubco financial statements as at a recent date, together with substantial information on the operations, business, management, industry and risks of Priveco. The Selling Shareholders will fully cooperate in this effort to ensure timely filing.

7.5	Additional Closing Actions.

(a)

At Closing, the Selling Shareholders shall enter into the Escrow Agreement and Pubco will deliver or cause to be delivered into escrow with the Escrow Agent the share certificates representing the Consideration Shares.

(b)

At Closing, the articles of association of Priveco shall be amended so as to provide that the following decisions shall be subject to majority approval of the Priveco Board of Directors, which must include the approval of the Priveco Directors for a period ending on 31 March 2015 for the decisions sub (i) to (xvii) and for 24 months after Closing for the decision sub (v), (ix) and (xi):

(i)	changes to the articles of Priveco;

(ii)	any change in the authorized capital of Priveco;

(iii)	approval of Priveco's annual business plan;

(iv)	the issuance of any additional shares of Priveco;

(v)	the entering into by Priveco of an amalgamation, merger or consolidation with any other person;

(vi)

any borrowing of money or assumption of indebtedness by Priveco which is not provided for in Priveco’s business plan or any request to postpone any scheduled repayment of outstanding indebtedness of Priveco;

(vii)	the granting of any security or creation of any encumbrances on the assets of Priveco;

(viii)	any loans made by Priveco to third parties, or guarantees by Priveco of third party indebtedness, other than in accordance with Priveco's respective business plan;

(ix)	carrying on any business by Priveco other than the existing business or any change in any material aspect of Priveco's business, including a change of the location where the business is carried out;

(x)

the sale, lease, exchange or disposition of any intellectual property assets or of all or substantially all of the other property or assets of Priveco or the acquisition of assets outside the ordinary course of business by Priveco;

(xi)	the taking of any steps to wind-up, terminate the corporate existence or undertake a plan of arrangement in respect of Priveco;

(xii)	the declaration or payment by Priveco of any dividend;

(xiii)

any contractual arrangement between a shareholder (or any associated, related or affiliated person thereto) and Priveco, including such contracts (and any change in the terms of such contracts, including the level of remuneration), or benefits which relate to the employment of any person by Priveco;

(xiv)	the entering into by Priveco of a partnership or of any arrangement for the sharing of profits, union of interests, joint venture or reciprocal concession with any person;

(xv)	the giving of approval for any transfer of shares of Priveco or any issuance of Priveco shares to a person;

(xvi)	the delegation by the board of directors of Priveco of any of its powers; and

(xvii)	any change in the fiscal year end of Priveco.

(c)

At Closing, the bylaws of Pubco shall be amended so as to provide that the following decisions shall be subject to a majority approval of the Pubco Board of Directors which must include the Priveco Directors for a period ending at the earlier of (i) expiry of the Lock-up (ii) the date the Selling Shareholders hold less than 20% of the then outstanding Pubco Common Stock or (iii) the date the Unwinding is exercised:

(i)	approval of Pubco's annual business plan;

(ii)	the issuance of any additional shares of Pubco;

(iii)	the entering into by Pubco of an amalgamation, merger or consolidation with any other person;

Execution version

(iv)

any borrowing of money or assumption of indebtedness by Pubco which is not provided for in Pubco’s business plan or any request to postpone any scheduled repayment of outstanding indebtedness of Pubco, both other than in the ordinary course of business;

(v)	the granting of any security or creation of any encumbrances on the assets of Pubco other than in the ordinary course of business;

(vi)

any loans made by Pubco to third parties, or guarantees by Pubco of third party indebtedness, other than in accordance with Pubco's respective business plan and other than in the ordinary course of business;

(vii)	carrying on any business by Pubco other than the existing business or any material change of Pubco's business;

(viii)

the sale, lease, exchange or disposition of any intellectual property assets or of all or substantially all of the other property or assets of Pubco or the acquisition of assets outside the ordinary course of business by Pubco;

(ix)	the taking of any steps to wind-up, terminate the corporate existence or undertake a plan of arrangement in respect of Pubco;

(x)	the entering into by Pubco of a partnership or of any arrangement for the sharing of profits, union of interests, joint venture or reciprocal concession with any person;

(xi)	the giving of approval for any transfer of shares of Pubco or any issuance of Pubco shares to a person.

8.	TERMINATION

8.1	Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of Pubco and Priveco;

(b)

Pubco, if there has been a material breach by Priveco or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by Priveco or the Selling Shareholders that by its nature cannot be cured);

(c)

Priveco, if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given by Priveco (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);

Execution version

(d)

Pubco or Priveco, if the Transaction contemplated by this Agreement has not been consummated prior to December 31, 2014, without violation by any party of any obligation under this Agreement and unless the parties hereto agree to extend such date in writing; or

(e)

Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2

Effect of Termination. In the event of the termination of this Agreement as provided in this Section, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.	INDEMNIFICATION, REMEDIES, SURVIVAL

9.1

Certain Definitions. For the purposes of this Article 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco, including damages for lost profits or lost business opportunities.

9.2

Agreement of Priveco to Indemnify. Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Priveco of any covenant or agreement of Priveco made in or pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3

Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco and the Selling Shareholders at any time from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and the Selling Shareholders at any time by reason of, resulting from, based upon or arising out of:

(a)

the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10.	POST CLOSING AGREEMENTS

10.1	Pubco will keep Priveco as a separate subsidiary for a period ending at least 2 years from the Closing Date.

10.2

Pubco agrees that it will apply for a listing of its shares on NASDAQ or any other national exchange in the United States of America which provides at least the same level of liquidity (the “Uplisting”) within 12 months of Closing Date and that it will use its reasonable best efforts to achieve such a listing within fourteen (14) months of Closing Date. As from Closing a working group composed of three (3) representatives selected by the Selling Shareholders and three (3) representatives from Pubco, among which the CEO of Pubco, shall supervise the progress made towards the application for and subsequent Uplisting of Pubco and shall act in an advisory capacity towards the management of Pubco. The working group shall hold teleconferences every fortnight. On the occasion of these teleconferences, the CEO of Pubco shall update the other members of the working group of the status of the application for and subsequent listing of Pubco and shall inform them of any material obstacles, constraints, actual or potential delays encountered.

10.3	Pubco agrees that it will raise a minimum of $10,000,000 in an equity or debt financing (the “Post Closing Financing”) within 8 months of the Closing Date.

10.4

The parties agree that on the date immediately after the Post Closing Financing, Pubco will be valued for purposes of the Unwinding trigger described below. The valuation of Pubco (the “Valuation”) is required to be a minimum of $45,000,000 (the “Valuation Threshold”). The Valuation is deemed to meet the Valuation Threshold if the number of shares of common stock of Pubco outstanding multiplied by the average of all closing trading prices of Pubco’s shares on its principal trading market over a period of 30 days following the Post Closing Financing exceeds the Valuation Threshold.

10.5

In the event that Pubco has not achieved the Post Closing Financing and a Valuation which meets the Valuation Threshold within eight (8) months of the Closing Date, then the Selling Shareholders may by notice (the “Unwind Notice”) to Pubco unwind the Transaction by delivering to Pubco all of the Consideration Shares plus any amount that Pubco has advanced or invested in Priveco, in dollars, as per the auditors of Pubco (the “Investment”). The Unwind Notice must be delivered within 10 days of the said eight month anniversary of the Closing Date and the Consideration Shares and the Investment must be delivered within 30 days of such anniversary, and Pubco will deliver to the Selling Shareholders all Priveco Shares (the “Unwinding”).

11.	CONVERTIBLE BONDS

11.1

In case of conversion of the Convertible Bonds upon Uplisting within 14 months of the Closing Date, the Selling Shareholders (other than the former Bondholders) shall (and shall ensure that the Bondholders shall):

(a)

exchange the Conversion Shares for a number of Consideration Shares corresponding to the percentage set out opposite each such Bondholder’s name in Schedule 1, based on the Consideration Share pricing set forth in section 2.2 above; and

Execution version

(b)

shall transfer the Conversion Shares to Pubco for no additional consideration and the total number of Consideration Shares shall be deemed to be the consideration for the new total number of Priveco Shares, including the Conversion Shares.

11.2

In case the Bondholders elect not to exchange the Convertible Bonds for MasTHercell Common Stock and shall therefore lose their right to convert them, or in case the Bondholders are not allowed to convert the Convertible Bonds in the absence of Uplisting within 14 months of the Closing Date and the Convertible Bonds remain a liability of MasTHerCell, then the Consideration payable in Consideration Shares will be reduced by the amount that was due at Closing to those Bondholders who do not exchange their Convertible Bonds. To that effect, the number of Consideration Shares to be released back to Pubco shall be determined by dividing the subscription amount of the outstanding Convertible Bonds plus interest owed thereunder (converted into USD according to the currency exchange rate applicable on the day of conversion) by the Consideration and by applying the resulting quotient to the actual total number of Consideration Shares.

11.3

In case of release for cancellation of Consideration Shares under section 11.2, each Selling Shareholder, other than the Bondholders, will give up for cancellation a part of its Consideration Shares that will be proportionate to such Selling Shareholders' share in the total number of Consideration Shares issued at Closing (see Schedule I, A, column III).

11.4

The board of Pubco shall notify the Escrow Agent in writing of the Consideration Shares to be released to the Bondholders pursuant to section 11.1 above or, as the case may be, cancelled pursuant to sections 11.2 and 11.3 above. Such notification shall comply with the requirements as to form and content described in the Escrow Agreement enclosed as Schedule 9.

12.	MISCELLANEOUS PROVISIONS

12.1

Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

12.2

Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

12.3	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

12.4

Expenses. Pubco will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Pubco and Priveco will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

Execution version

12.5

Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

12.6

Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a)	If to Priveco :

MasTherCell SA or Cell Therapy Holdings SA
6041 Gosselies, rue Auguste Piccard 48,
Belgium

Attention:	Hugues Bultot, CEO
Email:	hugues.bultot@masthercell.com

(b)	If to any of the Selling Shareholders:

to that Selling Shareholder's address as indicated in Schedule 1.

With a copy which shall not constitute notice to:
Bird & Bird LLP
Avenue Louise 235, b.1
1050 Brussels
Belgium
Attention: Paul Hermant

Email: paul.hermant@twobirds.com

(c)	If to Pubco

Orgenesis Inc.
21 Sparrow Circle
White Plains NY 10605
United States of America

Attention:	Vered Caplan, President and CEO
Email:	veredc@orgenesis.com

All such notices and other communications will be deemed to have been received: in the case of personal delivery, on the date of such delivery via electronic transmission, and in the case of delivery by an internationally-recognized courier, on the day of delivery or, if not a business day, on the next business day.

Execution version

12.7	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

12.8

Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement. Pubco will hold Priveco and the Selling Shareholders harmless for any damages, loss or other consequence resulting from any third party action against any of Priveco or the Selling Shareholders on the basis of information provided, or representations and warranties made, or actions to be taken to or for the benefit of Pubco under this Agreement, including by referring to the existence or content of this Agreement in any document made public or available to any third party.

12.9	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

12.10	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

12.11

Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

12.12	Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

12.13

Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the Kingdom of Belgium, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

12.14

Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

12.15	Execution. This Agreement may be executed by delivery of executed signature pages by electronic transmission and such execution and delivery will be effective for all purposes.

12.16	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

Execution version

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

MASTHERCELL SA

Per:	/s/ Hugues Bultot
Authorized Signatory
Name: Hugues Bultot
Title: CEO

CELL THERAPY HOLDING SA

Per:	/s/ Hugues Bultot
Authorized Signatory
Name: Hugues Bultot
Title: CEO

ORGENESIS, INC

Per	/s/ Vered Caplan
Authorized Signatory
Name: Vered Caplan
Title: President

UNIVERSITE LIBRE DE BRUXELLES

Per ____________________	Per ____________________
Authorized Signatory	Authorized Signatory
Name:	Name:
Title:	Title:

Execution version

HUGUES BULTOT

/s/ Hugues Bultot

JOSÉ CASTILLO FERNANDEZ

/s/ José Castillo Fernandez

JPP CONSULTING SPRL

Per ____________________
Authorized Signatory
Name:
Title:

THEODORUS SCA

Per ____________________
Authorized Signatory
Name:
Title:

THEODORUS II SA

Per ____________________
Authorized Signatory
Name:
Title:

Execution version

GABRIEL INVESTMENTS SPRL

Per ____________________
Authorized Signatory
Name:
Title:

AUXILIASTRA SPRL

Per ____________________
Authorized Signatory
Name:
Title:

GUILLAUME DE VIRON

/s/ Guillaume de Viron

ERIC MATHIEU

/s/ Eric Mathieu

4FORCELLS SPRL

Per ____________________
Authorized Signatory
Name:
Title:

Execution version

SCHEDULE 1

TO THE SHARE EXCHANGE AGREEMENT AMONG ORGENESIS
INC., MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLINGSHAREHOLDERS AS
SET OUT IN THE
SHARE EXCHANGE AGREEMENT

SELLING SHAREHOLDERS

A.      Shareholders of Priveco at Closing

MASTHERCELL SA SHAREHOLDERS
I. Name & address/registered office	II. Masthercell SA Common	III. % in Priveco before	IV. % in Priveco after
Shareholders	Stock	conversion of the Convertible	conversion of the Convertible
		Bonds	Bonds
		(% of Consideration Shares at	(% of the total number of
		Closing)	Consideration Shares after
conversion of the Convertible
Bonds)
CELL THERAPY HOLDING SA
Rue Auguste Piccard 48
6041 Gosselies
Belgium	1,200	50%	40.3452%

Register of legal entities (district of
Charleroi) number 0840.625.014
UNIVERSITE LIBRE DE
BRUXELLES
Avenue Franklin D. Roosevelt, 50	750	31.2500%	25.2157%
1050 Brussels
Belgium

Execution version

MASTHERCELL SA SHAREHOLDERS
I. Name & address/registered office	II. Masthercell SA Common	III. % in Priveco before	IV. % in Priveco after
Shareholders	Stock	conversion of the Convertible	conversion of the Convertible
		Bonds	Bonds
		(% of Consideration Shares at	(% of the total number of
		Closing)	Consideration Shares after
			conversion of the Convertible
			Bonds)
Hugues BULTOT
Avenue Victor Jacobs, 78,
1040 Brussels	108	4.50000%	3.6311%
Belgium
José CASTILLO FERNANDEZ,
Rue de la Buanderie, 188/0007 boîte 3.1
1080 Brussels	108	4.5000%	3.6311%
Belgium
JPP CONSULTING SPRL
Chemin du Gros Tienne, 61,
1380 Lasne
Belgium	100	4.1667%	3.3621%

Register of legal entities (district of
Nivelles) number 0829.890.923
Eric MATHIEU
Rue d'En haut 46
5530 Dorinne	15	0.6250%	0.5043%
Belgium
Guillaume DE VIRON
Chemin du Bois de Villers 8b	15	0.6250%	0.5043%
1325 Corroy-le-Grand
Belgium

Execution version

MASTHERCELL SA SHAREHOLDERS
I. Name & address/registered office	II. Masthercell SA Common	III. % in Priveco before	IV. % in Priveco after
Shareholders	Stock	conversion of the Convertible	conversion of the Convertible
		Bonds	Bonds
		(% of Consideration Shares at	(% of the total number of
		Closing)	Consideration Shares after
			conversion of the Convertible
			Bonds)
GABRIEL INVESTMENTS SPRL
Rue des Combattants 127
1310 La Hulpe
Belgium	15	0.6250%	0.5043%

Register of legal entities (district of
Nivelles) number 0833.996.694
AUXILIASTRA SPRL
Avenue Professeur Henrijean, 4
4900 Spa
Belgium	15	0.6250%	0.5043%

Register of legal entities (district of
Verviers) number 0829.890.923
THEODORUS SCA
Avenue Joseph Wybran 40
1070 Anderlecht
Belgium	37	1.5417%	1.2440%

Register of legal entities (district of
Brussels) number 0859.775.138

Execution version

MASTHERCELL SA SHAREHOLDERS
I. Name & address/registered office	II. Masthercell SA Common	III. % in Priveco before	IV. % in Priveco after
Shareholders	Stock	conversion of the Convertible	conversion of the Convertible
		Bonds	Bonds
		(% of Consideration Shares at	(% of the total number of
		Closing)	Consideration Shares after
conversion of the Convertible
Bonds)
THEODORUS II SA
Avenue Joseph Wybran 40
1070 Anderlecht
Belgium	37	1.5417%	1.2440%

Register of legal entities (district of
Brussels) number 0879.436.147
TOTAL
2,400

Execution version

CELL THERAPY HOLDING SA SHAREHOLDERS
I. Name & address/registered office	II. CTH Common Stock	III. % in Priveco before	IV. % in Priveco after
	(shares and profit shares)	conversion of the Convertible	conversion of the Convertible
		Bonds	Bonds
		(% of Consideration Shares at	(% of the total number of
		Closing)	Consideration Shares after
			conversion of the Convertible
			Bonds)
THEODORUS SCA
Avenue Joseph Wybran 40	300 shares	7.4111%	5.9800%
1070 Anderlecht
Belgium

Register of legal entities (district of	200 profit shares	4.9407%	3.9867%
Brussels) number 0859.775.138
THEODORUS II SA
Avenue Joseph Wybran 40	300	7.4111%	5.9800%
1070 Anderlecht
Belgium

Register of legal entities (district of	200 profit shares	4.9407%	3.9867%
Brussels) number 0879.436.147
Monsieur Hugues BULTOT
Avenue Victor Jacobs, 78,	300	7.4111%	5.9800%
1040 Brussels
Belgium
Monsieur José CASTILLO
FERNANDEZ,
Rue de la Buanderie, 188/0007 boîte 3.1	300	7.4111%	5.9800%
1080 Brussels
Belgium
4FORCELLS SPRL	24	0,5929%	0,4784%

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CELL THERAPY HOLDING SA SHAREHOLDERS
I. Name & address/registered office	II. CTH Common Stock	III. % in Priveco before	IV. % in Priveco after
	(shares and profit shares)	conversion of the Convertible	conversion of the Convertible
		Bonds	Bonds
		(% of Consideration Shares at	(% of the total number of
		Closing)	Consideration Shares after
conversion of the Convertible
Bonds)
Rue Adrienne Bolland, 8,
6041 Gosselies,
Belgium	400 profit shares	9,8814%	7,9734%
Register of legal entities (district of
Charleroi) number 0838.206.142
TOTAL
1,224 shares and 600 profit
shares

Execution version

B. Holders of Convertible Bonds

I. Name, address and registration number	II. Number of Convertible Bonds	III. % in Priveco after conversion of
		the Convertible Bonds (% of the total
		number of Consideration Shares after
		conversion of the Convertible Bonds)
Olivier DAVIGNON	500	6.0238%
Avenue du Vivier d’Oie, 59
1180 Brussels
Belgium
INVEST4MTCORG	100	1.2048%
Unlimited partnership
(société civile de droit commun de droit belge)
Avenue des Cormorans 15
1150 Brussels
Belgium
Claude JOTTRAND	150	1.8071%
Square Larousse 16
1190 Brussels
Belgium
HOLOGRAMME SA	100	1.2048%
Chemin de la tour de Champel, 6
1206 Geneva
Switzerland

Registered with the register of commerce of the canton of
Geneva under number CH-660.3.083.013-9
LIFE SCIENCES RESEARCH PARTNERS VZW	250	3.0119%
Herestraat 49 bte 913
3000 Leuven
Belgium

Register of legal entities (district of Leuven) number
0435.768.243

Execution version

I. Name, address and registration number	II. Number of Convertible Bonds	III. % in Priveco after conversion of
		the Convertible Bonds (% of the total
		number of Consideration Shares after
		conversion of the Convertible Bonds)
Alexandre SCHMITZ	100	1.2048%
34 Nassim Road
258419 Singapore
THEODORUS SCA	100	1.2048%
Avenue Joseph Wybran 40
1070 Anderlecht
Belgium

Register of legal entities (district of Brussels) number
0859.775.138
THEODORUS III SA	300	3.6143%
Avenue Joseph Wybran 40
1070 Anderlecht
Belgium

Register of legal entities (district of Brussels) number
0535.803.353
TOTAL	1,600 convertible bonds

Execution version

SCHEDULE 2

TO THE SHARE EXCHANGE AGREEMENT AMONG ORGENESIS
INC., MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLINGSHAREHOLDERS
AS
SET OUT IN THE
SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

OF

ORGENESIS INC.

In connection with the issuance of common stock (the “Consideration Shares”) of Orgenesis Inc. a Nevada corporation (“Pubco”), to the undersigned, pursuant to that certain Share Exchange Agreement dated November 3rd, 2014 (the “Agreement”), among Pubco, MasTHerCell SA and Cell Therapy Holding SA, both companies incorporated pursuant to the laws of Belgium (“Priveco”) and the shareholders of Priveco as set out in the Agreement (each, a “Selling Shareholder”), the undersigned hereby agrees, acknowledges, represents and warrants that:

1.

the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.

none of the Consideration Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.

the undersigned understands and agrees that offers and sales of any of the Consideration Shares prior to the expiration of a period of one year after the date of original issuance of the Consideration Shares (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.

the undersigned understands and agrees not to engage in any hedging transactions involving any of the Consideration Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

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5.

the undersigned is acquiring the Consideration Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Consideration Shares in the United States or to U.S. Persons;

6.

the undersigned has not acquired the Consideration Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Consideration Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Consideration Shares; provided, however, that the undersigned may sell or otherwise dispose of the Consideration Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.

the statutory and regulatory basis for the exemption claimed for the sale of the Consideration Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8.	the undersigned has not undertaken, and will have no obligation, to register any of the Consideration Shares under the U.S. Securities Act;

9.

Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholders contained in the Agreement and those of the undersigned contained in this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholders and/or the undersigned not being true and correct in accordance with the provisions of the Agreement;

10.

the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Consideration Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11.

none of the Consideration Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Consideration Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

12.

the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Consideration Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Consideration Shares;

13.	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Consideration Shares;

14.	the Consideration Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

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15.

the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Consideration Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

16.	the undersigned understands and agrees that the Consideration Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

17.	the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date: ________________________________________________, 2014

Signature

Print Name

Title (if applicable)

Address

Execution version

SCHEDULE 2B
     TO THE SHARE EXCHANGE AGREEMENT AMONG ORGENESIS INC.
MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE
SHARE EXCHANGE AGREEMENT

CERTIFICATE OF U.S. SHAREHOLDER

OF

ORGENESIS INC.

In connection with the issuance of common stock ("Pubco Common Stock") of Orgenesis Inc. a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated November 3rd, 2014 among Pubco, MasTherCell SA and Cell Therapy Holding SA, both companies incorporated under the laws of Belgium (the "Target") and the Target’s shareholders, the undersigned hereby agrees, represents and warrants that he, she or it:

1.	Acquired Entirely for Own Account.

The undersigned represents and warrants that he, she or it is acquiring the Pubco Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Pubco Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Pubco Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Pubco Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.	Information Concerning Pubco.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Pubco Common Stock. The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Pubco in response to all inquiries in respect thereof.

3.	Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a)

the undersigned realizes that the Pubco Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Pubco Common Stock for an indefinite period of time;

(b)

the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Pubco Common Stock;

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(c)

the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Pubco for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Pubco Common Stock is a suitable investment for the undersigned;

(d)

the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Pubco Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Pubco Common Stock;

(e)

the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Pubco Common Stock, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

(f)

if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Pubco Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(g)	the undersigned understands that neither Pubco nor any of its officers or directors has any obligation to register the Pubco Common Stock under any federal or other applicable securities act or law;

(h)

the undersigned has relied solely upon the advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Pubco Common Stock and acknowledges that no representations or agreements other than those set forth in the Share Exchange Agreement have been made to the undersigned in respect thereto;

(i)

all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Pubco Common Stock, he, she or it will immediately provide such information to Pubco;

(j)

the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Pubco Common Stock; and

(k)	the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

Execution version

4.	Restricted Securities.

The undersigned acknowledges that Pubco has hereby disclosed to the undersigned in writing:

(a)

the Pubco Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	Pubco will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.	Legends.

The undersigned agrees that Pubco Common Stock will bear the following legends:

"THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

6.	Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Pubco Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

     (a) The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____ Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____ Category 4.	An insurance company as defined in Section 2(13) of the Securities Act; or

Execution version

_____ Category 5.	An investment company registered under the Investment Company Act of 1940; or

_____ Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____ Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____ Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____ Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(2 1) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____ Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____ Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____ Category 12.	A director or executive officer of Pubco; or

_____ Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, excluding the value and any debt registered on their primary residence,exceeds $1,000,000; or

_____ Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____ Category 16.	An entity in which all of the equity owners are accredited investors.

Execution version

(b) The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

______

The undersigned, either alone or with the undersigned’s representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Pubco Common Stock. To the extent necessary, the undersigned has retained, at the undersigned’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Pubco Common Stock. In addition, the amount of the undersigned’s investment in the Pubco Common Stock does not exceed ten percent (10%) of the undersigned’s net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Pubco Common Stock.

7.	Understandings.

The undersigned understands, acknowledges and agrees that:

(a)

no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Pubco Common Stock;

(b)

this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c)

the Pubco Common Stock are "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Pubco Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d)

the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Pubco Common Stock is acquired as if made on and as of such date; and

(e)

THE PUBCO COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Execution version

IN WITNESS WHEREOF, I have executed this Certificate.

__________________________________	Date: __________________________________ , 2014

Signature

__________________________________
Print Name
__________________________________
Title (if applicable)
__________________________________
Address

__________________________________

Execution version

SCHEDULE 3

     TO THE SHARE EXCHANGE AGREEMENT AMONG ORGENESIS
INC., MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLING
SHAREHOLDERS AS
SET OUT IN THE
SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PRIVECO

MASTHERCELL SA

Directors:

Marie Bouillez

Hugues Bultot

José Castillo Fernandez

Jean-Paul Prieels

Françoise Magerman

CELL THERAPY HOLDING SA

Directors:

Hugues Bultot

Olivier Belenger

Patrick Stragier

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Execution version

SCHEDULE 4

TO THE SHARE EXCHANGE AGREEMENT AMONG ORGENESIS
INC., MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE
SELLINGSHAREHOLDERS AS SET OUT IN THE
SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PUBCO

Directors:

Vered Caplan, Director and CEO

Guy Yashin, Director

Yaron Adler, Director

Etti Hanochi, Director

David Sidransky, Director

Officers:

Neil Reithinger, - CFO

Jacob BenArie, CEO of Orgenesis Ltd.

Scott Carmer, CEO of Orgenesis Maryland Inc.

Execution version

SCHEDULE 5

     TO THE SHARE EXCHANGE AGREEMENT BETWEEN ORGENESIS INC.,
MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLINGSHAREHOLDERS AS
SET OUT IN THE
SHARE EXCHANGE AGREEMENT

PRIVECO INTELLECTUAL PROPERTY

1.	Trade Marks:

Masthercell owns a trademark, registered under number 11604 with the Benelux Office for Intellectual Property.

2.	Know-how

Developing, defending, deploying through the organization and valuing to the benefit of its customer the know-how and intellectual property related to its core business, is at the heart of Masthercell's strategy.

While strictly maintaining know-how and IP rights of its customer, Masthercell has been able to develop, with the input of its founders and of its employees, major differentiating specific know-how in :

  Small scale automated production method of T-Cells

  New purification methods of viral vectors

  Mass production of mesenchymal stem cells

  Streamlined process for integrated cell detachment, separation, concentration, washing, formulation and filling of mesenchymal stem cells at very large scale

  New (cryo)preservation methods for stem cells

  Specific ingredients of culture media for stem/primary cells.

With the help of Patent Attorney and IP strategists, Masthercell will choose the most efficient protection strategy to maximize the value creation for its customers and its shareholders through patent applications, through design and development of specific equipments and/or methods, …or simply by know-how and trade secrets.

In order to facilitate:

-	Its customer base expansion;

-	Its international expansion;

Masthercell has developed a very innovative modular quality system which allows fast-track deployment for any specific therapy or any specific regional or national quality system requirement.

Execution version

SCHEDULE 6

     TO THE SHARE EXCHANGE AGREEMENT BETWEEN ORGENESIS INC.,
MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLINGSHAREHOLDERS AS
SET OUT IN THE
SHARE EXCHANGE AGREEMENT

PRIVECO MATERIAL CONTRACTS

1.	CORPORATE CONTRACTS

•	Issuance of a convertible bonds' loan and extract published in Belgian Official Journal - 13 November 2013

•	Deed of incorporation of MaSTherCell SA - 4 November 2011

•	Deed of incorporation of Cell Therapy Holding SA - 25 October 2011

•	Subscription and shareholders agreement - 18 September 2014

•	Certificate of formation for-profit corporation of WalTex Cells Inc - Form 201

2.	OTHER CONTRACTS

•	Contract between The Research Valley Partnership Inc and MaSTherCell SA (consulting and advisory services) - 12 November 2013

•	Construction Contract between MaSTherCell SA, Axis Europ, SC Laborator Project SRL and SERAM - 16 March 2012 (in 2 parts : even & odd pages)

•	Laboratory Lease Agreement "Biopark Incubator 2" between IGRETEC and MaSTherCell SA - 29 March 2012

•	Lease Agreement "Biopark Incubator" between IGRETEC and MaSTherCell SA - 12 November 2012

•	Evaluation agreement Quantum ™ Cell Expansion System® between Terumo BCT Europe NV and MaSTherCell - 2 July 2014

•	Service agreement between Regenesys BVBA and MaSTherCell SA - 14 July 2014

•	Service agreement between Bellicum and MaSTherCell SA - 6 February 2014

•	Letter of Intent re: Technology Transfer & Execution of Phase III Manufacturing Activities for Clinical Trials in Europe between Cardio3 Biosciences and MaSTherCell SA - 8 August 2014

•	Letter of Intent re Technology Transfer & Execution of Phase I/II Manufacturing Activities for Clinical Trials in Europe between Bellicum Pharmaceuticals and MaSTherCell SA - 13 November 2013

Execution version

•	Service agreement between Orgenesis SPRL and MaSTherCell SA - 23 June 2014

•	Service agreement between ImCyse and MaSTherCell SA - 19 March 2013

•	Cooperation agreement between Deloitte and MaSTherCell SA - 28 June 2014

•	Management and consulting agreement between CTJ Consulting and MaSTherCell SA - 10 September 2014

•	Share transfer agreement between Cell Therapy Holding SA and Mr Eric Mathieu - 28 July 2014

•	Share transfer agreement between Cell Therapy Holding SA and Mr Guillaume De Viron - 28 July 2014

•	Share transfer agreement between Cell Therapy Holding SA and Mr Hugues Bultot - 28 July 2014

•	Share transfer agreement between Cell Therapy Holding SA and Mr José Antonio Castillo Fernandez - 28 July 2014

•	Share transfer agreement between Cell Therapy Holding SA and JPP Consulting SPRL - 24 July 2014

•	Assignment of claim between Cell Therapy Holding SA and JPP Consulting SPRL - 1 August 2014

•	Management and consulting agreement between ECOM Bioprocess SCS and MaSTherCell SA - 31 January 2014

•	Consulting agreement between Axolotl Biosciences SPRL and MaSTherCell SA - 8 March 2013

•	Agreement between Auxiliastra SPRL and MaSTherCell SA

•	Letter Sambrinvest to MaSTherCell SA regarding loan (250K EUR) - 13 March 2014

•	Grant of credit line (800K EUR) between ING and MaSTherCell SA - February 2014

•	Grant of investment credit (1.4 million EUR) - August 2012

•	Grant of a subordinated loan between Fonds de capital à Risque - Convergence SA and MaSTherCell SA (250K EUR) - 6 August 2012

•	Loan Agreement between the Walloon Region and MaSTherCell SA (1 million EUR) - 20 August 2012

Execution version

SCHEDULE 7

[intentionally left blank]

Execution version

SCHEDULE 8

[intentionally left blank]

Execution version

SCHEDULE 9

TO THE SHARE EXCHANGE AGREEMENT BETWEEN ORGENESIS INC.,
MASTHERCELL SA, CELL THERAPY HOLDING SA AND THE SELLING SHAREHOLDERS AS
SET OUT IN THE
SHARE EXCHANGE AGREEMENT

ESCROW AGREEMENT